AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
ON OCTOBER 14, 2016

File No. 2-66437

File No. 811-2993

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 61 /X/

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 54 /X/

EDWARD JONES MONEY MARKET FUND

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices, Zip Code)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing become effective (check appropriate box)

/ / Immediately upon filing pursuant to paragraph (b)
/ / On [date] pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ X / On December 16, 2016 pursuant to paragraph (a)(1) of Rule 485

Edward Jones®

MAKING SENSE OF INVESTING

Edward Jones Money Market Fund

P R O S P E C T U S

XX, 2016

INVESTMENT SHARES (TICKER JNSXX)

RETIREMENT SHARES (TICKER JRSXX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

CONTENTS

Fund Summary Information	XX
What are the Fund's Investment Strategies?	XX
What are the Fund's Principal Investments?	XX
What are the Specific Risks of Investing in the Fund?	XX
What Do Shares Cost?	XX
How is the Fund Sold?	XX
Payments to Edward Jones	XX
How to Purchase Shares	XX
How to Redeem and Exchange Shares	XX
Account and Share Information	XX
Who Manages the Fund?	XX
Financial Information	XX

Fund Summary Information

Edward Jones Money Market Fund (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is stability of principal and current income consistent with stability of principal.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Investment Shares or Retirement Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee		0.20%		0.20%
Distribution (12b-1) Fee		0.25%		0.25%
Other Expenses		0.23%		0.42%
Shareholder Servicing Fees	0.15%		0.15%
Other Operating Expenses	0.08%		0.27%
Total Annual Fund Operating Expenses		0.68%		0.72%
Less Fee Waivers and/or Expense Reimbursements		None		(0.15%)
Net Annual Fund Operating Expenses		0.68%		0.72%

1 The expense information in the table has been restated to reflect current fees.

2 Passport has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund's total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses)(excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) to an annual rate of 0.72% of the Fund's average daily annual net assets of Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to reimbursement by the Fund in the three fiscal years following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses for such fiscal year (taking into account other reimbursements) does not exceed the expense cap. This Expense Limitation Agreement will remain in effect until XX, 2018, and may only be changed or eliminated with the approval of the Board of Trustees during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one year term.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Investment Shares and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$XX	$XX	$XX	$XX
Retirement Shares	$XX	$XX	$XX	$XX

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940 (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.” “Government Securities” are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Farm Credit Administration and the Financing Corporation.

Rule 2a-7 governs the maturity, quality, liquidity and diversification of money market fund investments. Under these requirements, the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities maturing in 397 days (about 13 months) or less and that are determined to present minimal credit risk.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund's daily dividends include:

■	Government Securities Risk. Although Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in one or more markets in which the Fund invests. Economic, political and financial conditions may cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.
■	Issuer Credit Risk. It is possible that interest or principal on the Fund’s investment securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
■	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
■	Regulatory Reform Risk. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7, can impact the Fund. In 2014, the Securities and Exchange Commission (SEC) voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments affected the manner in which the Fund is structured and operated, as well as the Fund's expenses and returns. A “government money market fund” is exempt from a number of the changes required by these amendments. However, as a result of these amendments or future amendments, the Fund may be required to take certain steps that impact the Fund and the precise nature of such steps or impact cannot yet be determined.
■	Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7 that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.
■

Technology Risk. Various technologies are used in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns over the stated periods. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available at www.edwardjones.com/moneymarket or by calling the Fund at 1-800-341-7400.

The Fund's Investment Shares total return for the three-month period from XX, 2016 to XX, 2016, was XX%.

Within the periods shown in the bar chart, the Fund's Investment Shares highest quarterly return was XX% (quarter ended XX). Its lowest quarterly return was XX% (quarter ended XX).

Average Annual Total Return Table

The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2015.

Share Class	1 Year	5 Years	10 Years
Investment Shares	0.01%	0.01%	1.05%
Retirement Shares	0.01%	0.01%	0.99%

The Fund's Investment Shares 7-Day Net Yield as of XX, was XX%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

FUND MANAGEMENT

The Fund's investment adviser is Passport Research, Ltd. (“Adviser”). The Fund’s sub-adviser is Federated Investment Management Company (“Sub-Adviser”).

Purchase and Sale of Fund Shares

There is no minimum investment amount for the Fund. However, Edward D. Jones & Co., L.P. (“Edward Jones”), in its capacity as the Fund's transfer agent, may charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares and a $1,500 average monthly balance for Retirement Shares.

You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased or redeemed through your Edward Jones financial advisor.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an individual retirement account (IRA) or other tax-qualified investment plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should consult your tax adviser regarding the rules governing your own tax-deferred arrangement.

Payments to Edward jones

The Fund and/or its related companies may pay Edward Jones for the sale of Fund Shares and related services. Edward Jones is also under common control with the Adviser. Accordingly, the parent company of Edward Jones and the Adviser, The Jones Financial Companies, L.L.L.P. (“Jones Financial”), benefits from payments made by the Fund pursuant to the Investment Management and Administration Agreement between the Fund and the Adviser. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to suggest the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website (www.edwardjones.com/moneymarket) for more information.

What are the Fund's Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund will operate as a “government money market fund.” investing at least 99.5% of its total assets in cash, Government Securities, repurchase agreements that are collateralized by cash or Government Securities, and/or shares of other “government money market funds.”

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

The Sub-Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Sub-Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

■	current U.S. economic activity and the economic outlook;
■	current short-term interest rates;
■	the Federal Reserve Board's policies regarding short-term interest rates; and
■	the potential effects of foreign economic activity on U.S. short-term interest rates.

The Sub-Adviser generally shortens the portfolio's DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes. The Sub-Adviser selects securities used to shorten or extend the portfolio's DWAM by comparing the returns currently offered by such securities to their historical and expected returns.

The Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. Certain of the securities in which the Fund invests may pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”). For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund's ability to invest in Adjustable Rate Securities. The Fund will only acquire securities maturing in 397 days (about 13 months) or less at the time of purchase and that are determined to present minimal credit risk.

TEMPORARY CASH POSITIONS

The Fund may temporarily depart from its principal investment strategies by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such temporary cash positions could affect the Fund's investment returns and/or the Fund's ability to achieve its investment objective.

What are the Fund's Principal Investments?

The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.

Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the fixed-income securities in which the Fund principally invests:

Government Securities (A Fixed-Income Security)

Government Securities are issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Some Government Securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Certain Government Securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risk.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-Adviser.

The Fund's custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities in excess of the securities subject to repurchase. The securities held by the Fund serve as collateral for the counterparty’s obligations. The Sub-Adviser or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risk.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the Fund's principal investments. These are the primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund or reduce the Fund's daily dividends. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.

INTEREST RATE RISK

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to manage this risk by purchasing short-term securities.

RISK RELATED TO THE ECONOMY

The value of the Fund's portfolio may decline in tandem with a drop in one or more markets in which the Fund invests based on negative developments in the U.S. and global economies. Economic, political and financial conditions may cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other factors that could negatively impact the Fund's performance.

ISSUER CREDIT RISK

It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.

Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Fitch Rating Service, Moody's Investor Services, Inc., and Standard & Poor's that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality, and they reflect only the opinion of the NRSRO. Credit ratings may prove to be incorrect in their assessment of credit risk including because they may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Sub-Adviser's credit assessment. Ratings are just one factor that the Sub-Adviser considers in its credit assessment and analysis.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline if interest rates remain unchanged.

COUNTERPARTY CREDIT RISK

A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

CALL RISK

Call risk is the possibility that an issuer may redeem a Government Security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a Government Security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

RISK ASSOCIATED WITH INVESTING SHARE PURCHASE PROCEEDS

On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund's yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

RISK ASSOCIATED WITH USE OF AMORTIZED COST

In the unlikely event that the Fund's Board were to determine pursuant to Rule 2a-7 that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the 1940 Act.

ADDITIONAL FACTORS AFFECTING YIELD

There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund's ability to maintain a stable NAV. The Fund's yield could also be negatively affected (both in absolute terms and as compared to other money market funds) by aspects of its investment program (for example, its investment policies, strategies or limitations) or its operational policies (for example, its cut-off time for purchases and redemptions of Shares).

REGULATORY REFORM RISK

Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7, can impact the Fund. In 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments affected the manner in which the Fund is structured and operated, as well as the Fund's expenses and returns. A “government money market fund” is exempt from a number of the changes required by these amendments. However, as a result of these amendments or future amendments, the Fund may be required to take certain steps that impact the Fund and the precise nature of such steps or impact cannot yet be determined.

TECHNOLOGY RISK

The Sub-Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing its portfolio securities using the amortized cost method. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. In addition, for regulatory purposes, the Fund calculates a market-based NAV per Share on a periodic basis. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.

You can purchase or redeem Shares any day the NYSE is open (a “Regular Business Day”). You may also be able to purchase and redeem Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Fund's Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day's dividend, will be determined) will be posted on the Fund’s website at edwardjones.com/moneymarket. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days.

When the Fund receives your transaction request in good order, it is processed at the next determined NAV. Good order means that (i) your transaction request includes complete information, and (ii) sufficient assets are already in your account, or new assets have been received in your account. NAV is determined at 2:00 p.m. (Eastern time) and as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.

LINKING A MONEY MARKET FUND TO A BROKERAGE ACCOUNT

Your investment in the Fund will be linked to your Edward Jones account.

How is the Fund Sold?

The Fund offers two Share classes: Investment Shares and Retirement Shares each representing interests in a single portfolio of securities. You may only purchase Retirement Shares in retirement accounts.

The Fund's Distributor, Edward D. Jones & Co., L.P., markets the Shares described in this Prospectus exclusively through Edward Jones to its customers. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ customers' brokerage accounts.

Payments to Edward Jones

The Fund and its affiliated service providers may pay fees as described below to Edward Jones.

RULE 12b-1 FEES

The Board has adopted a Rule 12b-1 Plan, pursuant to which distribution and/or service fees of 0.25% of the average daily net assets of the Investment Shares and Retirement Shares of the Fund are paid to Edward Jones for the sale and distribution of Fund shares, and for services provided to Investment Shares and Retirement Shares Shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICE FEES

Investment Shares and Retirement Shares may pay Service Fees of up to 0.15% of their average daily net assets to Edward Jones for providing services to shareholders and maintaining shareholder accounts.

How to Purchase Shares

After opening an Edward Jones account, you may purchase Shares by contacting your financial advisor. You may pay for the purchase by check, wire, electronic funds transfer, a transfer from another Edward Jones account, or an available cash balance in your Edward Jones account. Such purchases will typically settle and begin earning dividends no later than the following business day after receipt by the Fund. When payment is made by check, the order is considered received after the check is converted into federal funds by Edward Jones. This is normally within three business days of receiving the check. When payment is made by wire with federal funds [,by electronic funds transfer or a transfer from another Edward Jones account], the order is considered received within one business day.

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any request to purchase Shares.

How to Sell Shares

You may redeem Shares by submitting a request in person to your Edward Jones financial advisor, by telephone, by mail, by check, by debit card or online. Shares may also be redeemed automatically to satisfy any debit balance in your Edward Jones account.

If you call or complete an online transaction before 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated the same day. You will not receive that day's dividend.

If you call or complete an online transaction after 2:00 p.m. (Eastern time), generally your redemption will be mailed to you or initiated no later than the following business day. You will receive that day's dividend.

Your account will continue to receive the daily dividend declared on the Investment Shares or Retirement Shares being redeemed until your check is presented for payment or your debit card transaction is processed. Any attempt to redeem Shares through checkwriting or debit card before the purchase instrument has cleared will be automatically rejected.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account may be withheld for taxes; and 20% of the value of your redemption from an ERISA-qualified plan may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after a redemption request is received in good order (or the same day if a redemption request is received in good order before 2:00 p.m. (Eastern time)). Payment may be delayed for up to seven days:

■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed for more than seven days, during any period:

■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC;
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or
■	in which there are emergency conditions including liquidation of the Fund as provided in Section 22(e), and rules thereunder, of the 1940 Act.

Pursuant to rules under Section 22(e) of the 1940 Act, while it is unlikely that the Fund’s weekly liquid assets would fall below 10% given the Fund’s investment strategy and operation as a government money market fund, the Board, in its discretion, may suspend redemptions in the Fund and approve the liquidation of the Fund if the Fund’s weekly liquid assets were to fall below 10% and the Board determines it would not be in the best interests of the Fund to continue operating. The Board also may suspend redemptions in the Fund and approve the liquidation of the Fund if the Board determines that the deviation between the Fund’s amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

ACCOUNT ACTIVITY

You will receive periodic statements reporting all account activity, including dividends and capital gains paid. Your method of payment for the purchase of Shares will determine when your order is received by the Fund and you begin earning dividends. You will earn dividends through the day your redemption request is received, if such request is received after 2:00 p.m. ET.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders.

From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low account balances, you must maintain a $2,500 average monthly balance in Investment Shares, or Edward Jones, in its capacity as the Fund's transfer agent, may charge you a $3.00 fee for that month. If you own Retirement Shares through an IRA, you must maintain a $1,500 average monthly balance, or the $3.00 fee may apply. Certain accounts may not be subject to the average monthly balance requirement pursuant to Edward Jones' policies. Please contact your Edward Jones financial advisor for additional information.

TAX INFORMATION

Edward Jones sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending upon the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Fund distributions are expected to be primarily dividends. Redemptions are taxable sales.

Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Given the short-term nature of the Fund's investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund's portfolio holdings is available at www.edwardjones.com/moneymarket. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s DWAM and WAL, Shadow Price (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

The Fund's Annual and Semi-Annual Reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, also may be accessed at www.edwardjones.com/moneymarket. Fiscal quarter information is available in reports filed with the SEC at the SEC's website at www.sec.gov. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to the Edward Jones website. If and when such information is posted, its availability will be noted on, and the information will be accessible at, www.edwardjones.com/moneymarket.

Who Manages the Fund?

INVESTMENT ADVISER

Passport Research, Ltd., an SEC registered investment adviser, located at 12555 Manchester Road, St. Louis Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administrative Agreement with the Fund dated XX, 2016 (the “Advisory Agreement”). The Adviser was formed as a Pennsylvania limited partnership on May 21, 1981 and is an indirect wholly owned subsidiary of Jones Financial, which is also the parent company of Edward Jones. Edward Jones is a large broker-dealer and financial services firm with approximately XX offices spread across all 50 states in the United States, and approximately XX locations in Canada, as of XX, 2016. The Adviser does not manage any accounts other than the Fund.

As the Adviser, Passport has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-Adviser. For its investment and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund's total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses)(excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) to an annual rate of 0.72% of the Fund's average daily annual net assets of Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to reimbursement by the Fund in the three fiscal years following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses for such fiscal year (taking into account other reimbursements) does not exceed the expense cap.

This Expense Limitation Agreement will remain in effect until XX, 2018, and may only be changed or eliminated with the approval of the Board of Trustees during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one year term.

A discussion regarding the basis for the Board's approval of the Fund's Advisory Agreement is available in the Fund's [Semi-Annual/Annual] Report to Shareholders dated XX, which covers the period from XX to XX.

SUB-ADVISER

Federated Investment Management Company

Pursuant to the terms of a Sub-Advisory and Sub-Administration Agreement dated XX, 2016 (the “Sub-Advisory Agreement”). Federated Investment Management Company (FIMCO), a wholly owned subsidiary of Federated Investors, Inc., located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, manages the Fund’s assets, including buying and selling portfolio securities, and Federated Administrative Services (FAS), an affiliate of the Sub-Adviser, provides administrative services to the Fund.

For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser and FAS receive an annual fee directly from the Fund at an annual rate of 0.04% of the Fund's average daily net assets. For the purposes of determining compensation under the Advisory Agreement, the Fund will be deemed to have paid the Adviser and the Adviser will be deemed to have received an amount equal to any payment made pursuant to the Sub-Advisory Agreement.

The Sub-Adviser and its subsidiaries advise approximately XX equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $XX in assets as of XX, 2016. The Sub-Adviser was established in 1955 and is one of the largest investment managers in the United States with approximately XX employees. The Sub-Adviser provides investment products to approximately XX investment professionals and institutions.

The Sub-Adviser advises approximately XX fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $XX in assets as of XX, 2016.

A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreement is available in the Fund's [Semi-Annual/Annual] Report to Shareholders dated XX, which covers the period from XX to XX.

Multi-Manager Exemptive Order

An exemptive order has been obtained from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. The order also permits the Adviser to change the terms of the agreements with the sub-advisers and to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Fund to disclose sub-adviser fees only in the aggregate in its registration statement. This arrangement has been approved by the Board and the Fund’s shareholders. Within 90 days of the Fund retaining a new sub-adviser or materially changing a sub-advisory agreement, shareholders of the Fund will receive notification of the change. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

The information for the six months ended August 31, 2016 has been derived from the Fund’s unaudited financial statements, which are included in the Semi-Annual Report.

This information for the fiscal years ended February 29, 2012 through February 29, 2016 has been audited by XX, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights – Investment Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended February 28 or 29
	Six Months Ended (unaudited) 08/31/2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$XX	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gain on investments	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gain on investments	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$XX	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	XX%	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	XX%	0.18%	0.09%	0.11%	0.19%	0.15%
Net investment income	XX%	0.01%	0.01%	0.01%	0.01%	0.01%
Expense waiver/reimbursement[3]	XX%	0.63%	0.72%	0.77%	0.62%	0.66%
Supplemental Data:
Net assets, end of period (000 omitted)	$XX	$11,379,671	$11,385,586	$11,486,370	$11,459,019	$11,081,114

1	Represents less than $0.001.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated February 29, 2016, and Semi-Annual Report, dated August 31, 2016, which can be obtained free of charge by calling your Edward Jones financial advisor or by calling the Fund at 1-800-341-7400.

Financial Highlights – Retirement Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended February 28 or 29
	Six Months Ended (unaudited) 08/31/2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$XX	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gain on investments	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	XX	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Less Distributions:
Distributions from net investment income	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gain on investments	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
TOTAL DISTRIBUTIONS	XX	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$XX	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	XX%	0.01%	0.01%	0.01%	0.01%	0.01%
Ratios to Average Net Assets:
Net expenses	XX	0.18%	0.09%	0.11%	0.19%	0.15%
Net investment income	XX	0.01%	0.01%	0.01%	0.01%	0.01%
Expense waiver/reimbursement[3]	XX	0.72%	0.80%	0.77%	0.67%	0.71%
Supplemental Data:
Net assets, end of period (000 omitted)	XX	$3,185,729	$3,088,759	$3,203,566	$3,100,526	$2,798,615

1	Represents less than $0.001.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated February 29, 2016, and Semi-Annual Report, dated August 31, 2016, which can be obtained free of charge by calling your Edward Jones financial advisor or by calling the Fund at 1-800-341-7400.

An SAI dated XX, 2016, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your Edward Jones financial advisor or the Fund at 1-800-341-7400.

These documents are also available on the Edward Jones website at www.edwardjones.com/moneymarket.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

Edward Jones
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-331-2451
www.edwardjones.com

Edward Jones

Investment Company Act File No. 811-2993

CUSIP 48019P102

CUSIP 48019P201

XX (X/16)

Statement of Additional Information

xx, 2016

Share Class Ticker

Investment JNSXX

Retirement JRSXX

Edward Jones Money Market Fund
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-331-2451
www.edwardjones.com/moneymarket

Edward D. Jones & Co., L.P. , Distributor

XX (XX/16)

Edward Jones Money Market Fund

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Edward Jones Money Market Fund (“Fund”), dated XX, 2016.

This SAI incorporates by reference the Fund's Annual Report and Semi-Annual Report. Obtain the Prospectus or the Annual Report and Semi-Annual Report without charge by contacting your Edward D. Jones & Co., L.P. (Edward Jones) financial advisor.

Contents

XX        How is the Fund Organized?

XX       Principal Investment Strategies

XX        Securities in Which the Fund Invests

XX        Investment Risks

XX        Investment Objective (and Policies) and Investment Limitations

XX        What Do Shares Cost?

XX       How is the Fund Sold?

XX       Redemptions In-Kind

XX        Massachusetts Partnership Law

XX       Account and Share Information

XX       Tax Information

XX       Who Manages and Provides Services to the Fund?

XX       Financial Information

XX       Addresses

XX        Appendix

How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on January 9, 1980. The Board of Trustees (the “Board”) has established two classes of shares of the Fund, known as Investment Shares and Retirement Shares (“Shares”). This SAI relates to both classes of Shares. The Fund's investment adviser is Passport Research, Ltd. (“Adviser”).

Principal Investment Strategies

The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 (“Rule 2a-7”) under the Investment Company Act of 1940 (the “1940 Act”). A “government money market fund” is required to invest at least 99.5% of its total assets in cash, Government Securities (as defined below), and/or repurchase agreements that are collateralized by cash or Government Securities. “Government Securities” are obligations issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. The Fund has not elected to be subject to the liquidity fees and gates requirement at this time.

Certain of the Government Securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in Government Securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in Government Securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support, such as those issued by the Farm Credit Administration and the Financing Corporation.

Rule 2a-7 governs the maturity, quality, liquidity and diversification of money market fund investments. Under these requirements, the Fund will have an average dollar-weighted maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and will only acquire securities maturing 397 days (about 13 months) or less and that are determined to present minimal credit risk.

Securities in Which the Fund Invests

The principal securities or other investments in which the Fund invests are described above. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective.

The following information is either additional information in respect of a principal security or other investment referenced above or information with respect of a non-principal security or other investment (in which case there is no related disclosure above).

SECURITIES DESCRIPTIONS AND TECHNIQUES

Government Securities (A Fixed-Income Security)

Government Securities are issued or guaranteed by the U.S. government or a federal agency or instrumentality acting under federal authority, including obligations issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Some government securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States, and are guaranteed only as to the timely payment of interest and principal. Other Government Securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, Fannie Mae and Tennessee Valley Authority in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by credit of applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury's obligations.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), is in serious question as the U.S. government is considering options ranging from significant reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity. Congress is considering legislation that would reform the GSEs and possibly wind down their existence, progressively decreasing portfolio limits and increasing guarantee fees, among other issues.

Zero-Coupon Securities (A Fixed-Income Security)

Certain Government Securities in which the Fund invests are zero-coupon securities. Zero-coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.

Government Mortgage-Backed Securities (MBS) (A Fixed-Income Security)

A government MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of government MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. Government MBS are issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most government MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.

Investments in government MBS expose the Fund to interest rate, prepayment and credit risks.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Sub-Adviser.

The Fund's custodian or sub-custodian will take possession of the securities subject to repurchase agreements plus a certain amount of securities in excess of the securities subject to repurchase. The securities held by the Fund serve as collateral for the counterparty’s obligations. The Sub-Adviser or sub-custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risk.

Inter-Fund Borrowing and Lending Arrangement

Pursuant to an exemptive order granted by the SEC on June 1, 2016 (the “Order”), the Fund may participate in an inter-fund lending program (the “Program”) with existing or future mutual funds that are advised by the Adviser and certain of its affiliates (the “Participating Funds”). The Program enables a Participating Fund to lend cash directly to and borrow money from other Participating Funds for temporary purposes. The Program is subject to a number of conditions set forth in the application for the exemptive order, as amended (the “Application”), and the Order, including the requirement that the inter-fund loan rate to be charged to a borrowing fund is (i) more favorable to the lending fund than the highest current overnight repurchase agreement rate available to the lending fund (the “Repo Rate”); and (ii) more favorable to the borrowing fund than the lowest interest rate at which a bank short-term loan would be available to the borrowing fund (the “Bank Loan Rate”). The Bank Loan Rate will be determined using a formula established by the Board. The inter-fund loan rate will be the average of the Repo Rate and the Bank Loan Rate. All inter-fund loans and borrowings must comply with the conditions set forth in the Application and the Order, which are designed to ensure fair and equitable treatment of all Participating Funds.

The Fund will participate in the Program only to the extent that its participation is consistent with the Fund’s investment objectives, limitations, and organizational documents. The Program is administered according to procedures approved by the Board. The Board is responsible for overseeing and periodically reviewing the Program.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Asset Segregation

In order to secure its obligations in connection with special transactions, the Fund will either enter into offsetting transactions or set aside readily marketable securities. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in shares of other investment companies as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These investments may include: shares of an affiliated money market fund; or preferred shares of a closed-end fund that are eligible for purchase by money market funds (generally, because such preferred shares are structured as unconditional demand instruments with a third-party Demand Provider). Other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Sub-Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Investment Risks

There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information with respect to a principal risk factor referenced in the Prospectus or information with respect to a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on government mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding government mortgage-backed securities.

For example, when interest rates decline, the values of government mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on government mortgage-backed securities.

Conversely, when interest rates rise, the values of government mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of government mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, government mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a government mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the government mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risk Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-Adviser and accounts managed by affiliates of the Sub-Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Liquidity Risk

Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund's ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.

Cyber Security Risk

Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, the Fund's shareholders, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the Fund's business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund's net asset value (NAV), or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund's investments to lose value. The Fund's Adviser and Sub-Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser and Sub-Adviser or their affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund's Adviser and Sub-Adviser, and their relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.

Investment Objective (and Policies) and Investment Limitations

The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

INVESTMENT LIMITATIONS

Diversification of Investments

The Fund is a “diversified company” within the meaning of the 1940 Act and is subject to any rules, regulations or interpretations thereunder.

Selling Short and Buying on Margin

The Fund will not purchase any money market instruments on margin or sell any money market instruments short but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.

Borrowing Money

The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Fund may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. The Fund will liquidate any such borrowings as soon as possible. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio investments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, it may mortgage, pledge or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets (except that it may purchase or hold money market instruments, to include repurchase agreements and variable amount demand master notes, permitted by the investment objective and policies).

Issuing Senior Securities

The Fund will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Fund.

Concentration of Investments

The Fund will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry.

However, investing in bank instruments such as time and demand deposits and certificates of deposit, Government Securities or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

Investing in Commodities or Real Estate

The Fund will not invest in commodities, commodity contracts or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor interests therein.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Acquiring Securities

The Fund will not acquire the voting securities of any issuer. It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Restricted Securities

The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. The Fund may invest without limitation in restricted securities which are determined to be liquid under criteria established by the Board. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to not more than 10% of its net assets.

Additional Information

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

What Do Shares Cost?

DETERMINING MARKET VALUE OF SECURITIES

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund's portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7. Under the Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Edward D. Jones & Co., L.P.) offers Shares on a continuous, best-efforts basis exclusively through Edward Jones to its customers. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones’ customers' accounts.

RULE 12B-1 PLAN (Investment Shares and Retirement Shares)

The Fund has adopted a Distribution Plan with respect to the Investment Shares and Retirement Shares (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the applicable class of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.

Under the Plan, the Distributor will receive 0.25% of the average daily net assets of the Investment Shares and Retirement Shares as compensation for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor. The Fund intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

SHAREHOLDER SERVICING PLAN (Investment Shares and Retirement Shares)

The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of the average daily net assets of Investment Shares and Retirement Shares of the Fund may be paid to Edward Jones. Under the plan, Edward Jones may perform certain shareholder and administrative services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Prior to XX, the Fund may have paid service fees of up to 0.25% of the average daily net assets of Investment Shares and Retirement Shares of the Fund to Edward Jones for providing services to shareholders and maintaining shareholder accounts.

For the fiscal years ended February 28, 2014, February 28, 2015 and February 29, 2016, the Fund paid the following amounts in shareholding servicing fees to Edward Jones:

	2014	2015	2016
Investment Shares	$80,586	$0	$0
Retirement Shares	$0	$0	$0

Redemptions In-Kind

Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights, except in matters affecting only a particular class; in that instance only Shares of that class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares.

[As of XX, 2016, there were no shareholders who owned of record, beneficially, or both, 5% or more of outstanding Investment Shares or Retirement Shares.]

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”)

The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, Government Securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than Government Securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders

The Fund receives income generally in the form of interest. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, even though the distributions are automatically reinvested in additional Shares. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions

It is anticipated that the Fund will maintain a constant price per share and that shareholders will not generally realize gain or loss with respect to such shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

As previously discussed the Fund intends to maintain a constant price per share and shareholders will generally not realize gain or loss with respect to such shares. The Fund (or its administrative agent), however, must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use a default cost basis method which has been communicated to you. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a Real Estate Investment Trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding

The Fund will be required in certain cases to withhold at a 28% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.  Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate is imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 12555 Manchester Road, St. Louis, Missouri 63131. The Fund is the only investment company in the Fund Complex. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee serves for an indefinite term.

As of XX, 2016, the Fund's Board and Officers as a group owned less than 1% of each class of the Fund's outstanding Shares.

INTERESTED TRUSTEES BACKGROUND QUALIFICATIONS AND COMPENSATION

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Estimated Aggregate Compensation From Fund (current fiscal year)
David Levenson* Born: 1966 TRUSTEE Indefinite Term Began serving: XX, 2016	Principal Occupations: Principal, Products & Services at Edward Jones Other Directorships Held: Trustee for the Crohn’s and Colitis Foundation of America, and Chairman of the Board of the Secure Retirement Institute Previous Positions: President of the wealth management division of The Hartford. Qualifications: Mr. Levenson has held a variety of leadership roles at Edward Jones and other financial services firms, in which he gained extensive experience with mutual funds and other investment products. He has also served on the boards and committees of various non-profit organizations.	$0

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Estimated Aggregate Compensation From Fund (current fiscal year)
David D. Sylvester* Born: 1950 Trustee Indefinite Term Began serving: XX, 2016

Principal Occupations: Retired; Portfolio Manager at Wells, Fargo & Co. (1979-2015).

Other Directorships Held: None

Qualifications: Mr. Sylvester has managed short-term funds and money market funds for over 40 years. During that time, he was responsible for a large money market fund complex, and played a lead role in the complex’s response to money market fund reform, as well as numerous money market fund acquisitions and mergers.

$XX
Maureen Leary-Jago* Born: 1957 Trustee Indefinite Term Began serving: XX, 2016

Principal Occupations: Retired; Senior Global Advisor at MFS (2004-2016).

Other Directorships Held: None

Qualifications: Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry, including operations, risk management and compliance, through various leadership roles at investment management firms and with industry associations.

$XX
Timothy Jacoby* Born: 1952 Trustee Indefinite Term Began serving: XX, 2016

Principal Occupations: Retired; Partner at Deloitte & Touche Investment Management. (2000-2014)

Other Directorships Held: Independent Director, Exchange Traded Concepts Trust, Exchange Listed Funds Trust

Qualifications: Mr. Jacoby has over 35 years of combined public accounting and investment management industry experience, which he has gained through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds.

$XX

* Joined the Board on XX, 2016

OFFICERS*

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
RYAN ROBSON Born: 1978 pRESIDENT Officer since: XX

Principal Occupations: Principal, Investment Advisory at Edward Jones

Previous Positions: Director of Investment Management Advisory at PricewaterhouseCoopers; Senior Manager, Asset Management Advisory at Deloitte & Touche

AARON MASEK Born: 1974 TREASURER Officer since: XX	Principal Occupations: Leader, Mutual Fund Oversight, Finance at Edward Jones Previous Positions: Vice President and Treasurer of the AQR Funds
ALAN HERZOG Born: 1973 CHIEF COMPLIANCE OFFICER Officer since: XX

Principal Occupations: Director of Investment Advisory & Mutual Fund Compliance at Edward Jones and Chief Compliance Officer of the Bridge Builder Trust

Previous Positions: Senior Compliance Counsel at Wells Fargo Advisors

HELGE LEE Born: 1946 SECRETARY Officer since: XX	Principal Occupations: Associate General Counsel and Leader of the Fee-Based Platforms Team in the Legal Division at Edward Jones Previous Positions: Special Counsel, Godfrey & Kahn

*	Officers do not receive any compensation from the Fund.

BOARD LEADERSHIP STRUCTURE

The Role of the Board. The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the Sub-Adviser, the Distributor and the Custodian, each of which is discussed in greater detail in this SAI. The Board has appointed various senior employees of Edward Jones as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters.

In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, a Governance and Nominating Committee, an Audit Committee and a Valuation Committee, which are discussed in greater detail below. Three-quarters (75%) of the Board is comprised of Trustees who are Independent Trustees, which generally are Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. [The Chairman of the Board is an Interested Trustee.] The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed a senior employee of Edward Jones as the [President of the Fund]. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure of the [Interested Chairman], the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

XX, an Independent Trustee, serves as the lead Independent Trustee of the Fund. In [his/her] role as lead Independent Trustee, XX, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the Independent Trustees and management, and among the Independent Trustees; and (v) has such other responsibilities as the Board or Independent Trustees determine from time to time.

XX, an Independent Trustee, serves as Chair of the Governance and Nominating Committee of the Fund. The Governance and Nominating Committee is comprised of all the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee assists the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things. The Governance and Nominating Committee makes recommendations regarding nominations for Independent Trustees and will consider candidates suggested by shareholders sent to the attention of the [President of the Fund] in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Fund’s By-Laws. In general, to be considered by the Governance and Nominating Committees, such nominations, together with all required biographical information, any information required to be disclosed about a candidate in a Fund proxy statement or other regulatory filing for the election of Trustees, and any other information requested by the Governance and Nominating Committee that it deems reasonable to its evaluation of the candidate, must be delivered to and received by the [President of the Fund] at the principal executive offices of the Fund not later than [120] days prior to the shareholder meeting at which any such nominee would be voted on. Submission of a Trustee candidate recommendation by a shareholder does not guarantee such candidate will be nominated as a Trustee.

The Governance and Nominating Committee will identify and screen Independent Trustee candidates for nomination and appointment to the Board and submit final recommendations to the full Board for approval. In doing so, the Governance and Nominating Committee shall take into account such factors as it considers relevant, including without limitation, educational background, strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge, experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business and understanding of the business and financial matters generally. No one factor is controlling, either with respect to the group or any individual. In addition to the above, each candidate must: (i) display the highest personal and professional ethics, integrity and values; (ii) have the ability to exercise sound business judgment; (iii) be highly accomplished in his or her respective field; (iv) have relevant expertise and experience; (v) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (vi) have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business.

XX, an Independent Trustee, serves as Chair of the Audit Committee of the Fund. The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee meets XX a year or more frequently as circumstances dictate. The function of the Audit Committee, with respect to each series of the Fund, is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including by providing independent and objective oversight over the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accounting firm retained by the Fund (the “independent auditors”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Fund management and the Board.

The Board has delegated day-to-day valuation issues to a Valuation Committee. XX, an interested Trustee, is Chair of the Valuation Committee. In addition to XX, the Valuation Committee includes at least one officer of the Fund and representatives of the Adviser, as appointed by the Board. The function of the Valuation Committee is to value securities held by the Fund for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, acting pursuant to the procedures established by the Board, and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee typically meets on a monthly basis and more frequently as necessary.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets quarterly, and otherwise as needed, with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for a Fund to bear certain risks (such as investment-related risks) to achieve the Fund’s goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Information about Each of the Trustee’s Qualification, Experience, Attributes or Skills. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described in the charts above.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience.

PRIOR COMMITTEES OF THE BOARD

Prior to XX, 2016, the Board had the following three standing committees:

Executive Committee. The Executive Committee generally exercised all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee deemed to be in the best interests of the Fund. However, the Executive Committee could not elect or remove Board members, increase or decrease the number of Trustees, elect or remove any officer of the Fund, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. J. Christopher Donahue, Peter E. Madden and John S. Walsh served on the Executive Committee. The Executive Committee held one meeting during the fiscal year ended February 29, 2016.

Audit Committee. The Audit Committee oversaw the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversaw or assisted the Board with the oversight of compliance of legal requirements relating to those matters, approved the engagement and reviewed the qualifications, independence and performance of the Fund's independent registered public accounting firm, acted as a liaison between the independent registered public accounting firm and the Board and reviewed the Fund's internal audit function. John T. Collins, G. Thomas Hough, Maureen Lally-Green and Thomas M. O'Neill served on the Audit Committee. The Audit Committee held eight meetings during the fiscal year ended February 29, 2016.

Nominating Committee. The Nominating Committee, whose members consisted of all Independent Trustees, selected and nominated persons for election to the Fund's Board when vacancies occured. The Nominating Committee considered candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. In identifying and evaluating candidates for consideration, the Committee considered such factors as it deemed appropriate. Those factors ordinarily included: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an Independent Trustee, the existence of material relationships which may have created the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. The Nominating Committee held one meeting during the fiscal year ended February 29, 2016.

BOARD OWNERSHIP OF SHARES IN THE FUND AS OF DECEMBER 31, 2015

Interested Board Member Name	Dollar Range of Shares Owned in Edward Jones Money Market Fund
David Levenson	None
Independent Board Member Name
David D. Sylvester	None
Maureen Leary-Jago	None
Timothy Jacoby	None

INVESTMENT ADVISER

Passport Research, Ltd., an SEC registered investment adviser, located at 12555 Manchester Road, St. Louis Missouri 63131, serves as investment adviser and administrator to the Fund pursuant to an Investment Management and Administrative Agreement with the Fund dated XX, 2016 (the “Advisory Agreement”). The Adviser was formed as a Pennsylvania limited partnership on May 21, 1981 and is an indirect wholly owned subsidiary of Jones Financial, which is also the parent company of Edward Jones. Edward Jones is a large broker-dealer and financial services firm with approximately XX offices spread across all 50 states in the United States, and approximately XX locations in Canada, as of XX, 2016. The Adviser does not manage any accounts other than the Fund.

Advisory Agreement with the Fund

Pursuant to the Advisory Agreement, Passport has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-Adviser.

For its services, the Adviser is entitled to a fee of 0.20%, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund.

Each of the Fund and Passport will bear its respective costs and expenses of performing its obligations under the Advisory Agreement. The Fund shall reimburse Passport for its reasonable out-of-pocket expenses incurred in connection with the Advisory Agreement. In addition, the Fund will reimburse Passport for any other reasonable expenses not contemplated by the new Advisory Agreement that Passport may incur on the Fund's behalf, at the Fund's request or with the Fund's consent. With respect to the Fund's operations, Passport will be responsible for (1) providing the personnel, office space and equipment reasonably necessary to perform its obligations under the Advisory Agreement; and (2) the costs of any special Board meeting or shareholder meetings convened for the primary benefit of Passport.

As the Adviser, Passport has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies. The Adviser is also responsible for the oversight and evaluation of the Sub-Adviser. For its investment and administrative services, the Adviser receives an annual fee of 0.20% of the Fund’s average daily net assets.

Under the Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of Passport, Passport would not be subject to liability for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by Passport.

The Advisory Agreement may continue from year to year after an initial two year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Trustees who are not “interested trustees” of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days' written notice to Passport; and (ii) by Passport upon sixty (60) days' written notice to the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse Fund operating expenses to the extent necessary to limit the Fund's total annual Fund operating expenses (excluding acquired fund fees and expenses, portfolio transaction expenses, interest expense in connection with investment activities, taxes, and extraordinary or non-routine expenses)(excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) to an annual rate of 0.72% of the Fund's average daily annual net assets of Fund’s Investment Shares and Retirement Shares. Any payment made by the Adviser in connection with the Expense Limitation Agreement is subject to reimbursement by the Fund in the three fiscal years following the payment, if (i) requested by the Adviser, and (ii) the aggregate amount actually paid by a class of the Fund toward operating expenses for such fiscal year (taking into account other reimbursements) does not exceed the expense cap.

This Expense Limitation Agreement will remain in effect until XX, 2018, and may only be changed or eliminated with the approval of the Board of Trustees during such period. The Expense Limitation Agreement shall be automatically renewed for successive one-year periods thereafter unless Passport provides the Fund with written notice of its election to not renew the agreement at least 60 days prior to the end of the current one year term.

Any payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account other reimbursements) does not exceed the Fund’s expense cap. The Adviser is permitted to be reimbursed for expense payments it made in the prior three fiscal years. A Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of expenses.

For the fiscal years ended February 29, 2014, 2015 and 2016 the Fund paid the following advisory fees to the Adviser:

Fund	Contractual Fees (000’s)			Fees Waived (000’s)			Total Fees Paid (After Waivers) (000’s)
	2014	2015	2016	2014	2015	2016	2014	2015	2016
Edward Jones Money Market Fund	$XX	$XX	$XX	$XX	$XX	$XX	$XX	$XX	$XX

SUB-ADVISER

Federated Investment Management Company

Pursuant to the terms of a Sub-Advisory and Sub-Administration Agreement dated XX, 2016 (the “Sub-Advisory Agreement”). Federated Investment Management Company (FIMCO), a wholly owned subsidiary of Federated Investors, Inc., located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, manages the Fund’s assets, including buying and selling portfolio securities, and Federated Administrative Services (FAS), an affiliate of the Sub-Adviser, provides administrative services to the Fund.

Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment sub-adviser for the Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the sub-advisory and sub-administrative services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an aggregate annual fee directly from the Fund at an annual rate of 0.04%, based on the average daily net assets of the Fund. Under the Advisory Agreement, for the purposes of compensation payable to Passport, the Fund will be deemed to have paid Passport and Passport will be deemed to have received an amount equal to any payment made by the Fund directly to FIMCO/FAS under the Sub-Advisory Agreement.

Each of the parties will bear its respective costs and expenses of performing its obligations under the Sub-Advisory Agreement. Passport shall reimburse (or cause the Fund to reimburse) FAS as sub-administrator for its reasonable out-of-pocket expenses incurred in connection with the Sub-Advisory Agreement. In addition, Passport will reimburse (or cause the Fund to reimburse) FIMCO/FAS for any other reasonable expenses not contemplated by the Sub-Advisory Agreement that FIMCO/FAS may incur on Passport's or the Fund's behalf, or Passport's or the Fund's request, or with Passport's or the Fund's consent.

Under the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of FIMCO or FAS, neither FIMCO nor FAS will be subject to liability for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by FIMCO or FAS.

The Sub-Advisory Agreement may continue from year to year after an initial two year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Trustees who are not “interested trustees” of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by FIMCO/FAS upon sixty (60) days' written notice to Passport and the Fund; and (ii) by Passport or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days' written notice to FIMCO/FAS. However, Edward Jones has agreed, in general, to make certain payments to FIMCO/FAS if, during the initial two-year term of the Sub-Advisory Agreement (i) the Sub-Advisory Agreement is terminated, or (ii) the annual fees paid pursuant to the Sub-Advisory Agreement fall below 0.04% of the average daily net assets of the Fund; provided, in either case, that FIMCO is not disqualified from acting as a sub-adviser to a registered investment company under the 1940 Act, and that FIMCO and FAS have not materially breached the Sub-Advisory Agreement by violating the standard of care described above. While Edward Jones would pay any such fee out of its own resources (and not out of the advisory fee earned by Passport), the agreement between Edward Jones and FIMCO may present a conflict of interest that affects Passport's ability to oversee FIMCO, and, in particular, may disincentivize Passport from recommending the termination of FIMCO, during the initial two-year term of the Sub-Advisory Agreement.

Prior to XX, FAS provided administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services, necessary for the operation of the Fund. FAS provided these services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” was defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS was also entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Fund.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

For the fiscal years ended February 28, 2014, February 28, 2015 and February 29, 2016, the Fund paid the following amounts in administrative services fees to Edward Jones:

2014	2015	2016
$11,117,456	$10,934,530	$10,904,154

Multi-Manager Structure

An exemptive order has been obtained from the SEC that permits the Fund to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser has ultimate responsibility, subject to oversight of the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or the Adviser. The Fund’s shareholders have approved the adoption of the Manager of Managers Structure by the Fund. The exemptive order provides that amounts payable by the Adviser to the sub-advisers under the Fund’s sub-advisory agreements only need to be disclosed in the aggregate in the Fund’s registration statement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure does not permit management fees paid by the Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of the retention of a new sub-adviser or material changes to sub-advisory agreements within 90 days of the change.

The Adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement to the Board.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser, which, in turn, has delegated such responsibility to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are described below.

Proxy Voting Policies

The Sub-Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Sub-Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy.

The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company's voting securities. However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote in favor of: (1) a proposal to require a company's audit committee to be comprised entirely of independent directors; (2) shareholder proposals to declassify the board of directors; in favor of shareholder proposals to require a majority voting standard in the election of directors; (3) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (4) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (5) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (6) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (7) shareholder proposals to eliminate supermajority requirements in company bylaws; (8) shareholder proposals to separate the roles of chairman of the board and CEO; (9) shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”); (10) the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (f) served on a board that did not implement a shareholder proposal that Federated supported and received more than 50% shareholder support the previous year.

On matters of capital structure, generally the Sub-Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and (3) authorize a stock repurchase program.

On matters relating to management compensation, generally the Sub-Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (3) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies consistent with the General Policy. The Sub-Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted. The Sub-Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Sub-Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Sub-Adviser would vote for shareholder proposals not supported by the company's board that the Sub-Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Sub-Adviser's investment professionals, as necessary; bringing requests to the Proxy Committee from the Sub-Adviser's investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

The Sub-Adviser has hired a proxy voting service to obtain, vote, and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Sub-Adviser's clients (and shareholders of the funds advised by the Sub-Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of an affiliated mutual fund, the Sub-Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the Fund’s Board prior to taking any action on the proxy at issue.

Proxy Advisers' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Sub-Adviser will take the following steps:

■	A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) The PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) The Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund's portfolio holdings is available at www.edwardjones.com/moneymarket. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website five business days after the end of each month and remains posted on the website for six months thereafter. The Fund’s DWAM and WAL, Shadow Price (market-based value of the Fund’s portfolio), Daily and Weekly Liquid Assets, and Daily Flows are posted every business day and remain posted on the website for six months thereafter.

The Fund's Annual and Semi-Annual reports, which contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters, also may be accessed at www.edwardjones.com/moneymarket. Fiscal quarter information is available in reports filed with the SEC at the SEC's website at www.sec.gov. In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to the Edward Jones website. If and when such information is posted, its availability will be noted on, and the information will be accessible at www.edwardjones.com/moneymarket.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the Chief Compliance Officer of the Fund. The Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if he or she considers the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser, Sub-Adviser and their affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, the Sub-Adviser, any affiliate of the Adviser, the Sub-Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Sub-Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Sub-Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Sub-Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Sub-Adviser and accounts managed by affiliates of the Sub-Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Sub-Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Sub-Adviser and/or certain investment adviser affiliates of the Sub-Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Edward Jones maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts. For the fiscal year ended February 29, 2016, Edward Jones voluntarily waived a portion of such fees, and Federated Shareholder Services Company voluntarily reimbursed the remainder of the fees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, XX, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

Financial Information

The audited Financial Statements for the Fund for the fiscal year ended February 29, 2016, and the unaudited Financial Statements for the six months ended August 31, 2016, are incorporated herein by reference to the Annual Report to Shareholders of Edward Jones Money Market Fund dated February 29, 2016, and the Semi-Annual Report to Shareholders of the Edward Jones Money Market Fund dated August 31, 2016, respectively.

Addresses

Edward Jones Money Market Fund

Investment Shares
Retirement Shares

Edward D. Jones & Co., L.P.
12555 Manchester Road

St. Louis, MO 63131

Distributor

Edward D. Jones & Co., L.P.
12555 Manchester Road

St. Louis, MO 63131

Investment Adviser

Passport Research, Ltd.
12555 Manchester Road

St. Louis, MO 63131

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, MO 63131

Independent Registered Public Accounting Firm

[XX]

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Fund:

CUSTODIAN(S)

State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

XX

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

FINANCIAL PRINTER(S)

RR Donnelley & Sons Company

Proxy Voting Administrator

Glass Lewis & Co.

SECURITY PRICING SERVICES

Interactive Data Corporation
Markit Group Limited
Standard & Poor's Financial Services LLC
Thomson Reuters Corporation

RATINGS AGENCIES

Fitch, Inc.
Moody's Investors Service, Inc.
Standard & Poor's Financial Services LLC

OTHER SERVICE PROVIDERS

Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:

Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
Citibank, N.A.
Electra Information Systems
Informa Investment Solutions, Inc.
Investortools, Inc.
Morningstar, Inc.
MSCI Inc.
SunGard Data Systems Inc.
The Yield Book, Inc.Wolters Kluwer N.V.

Item 28. Exhibits

(a)
1	Registrant’s Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.
2	Amendment No. 5, dated May 17, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.
3	Amendment No. 6, dated November 15, 2000, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.
4	Amendment No. 7, dated April 5, 2001, to the Amended and Restated Declaration of Trust, dated April 2, 1999, is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.

(b)
1	Amended and Restated By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(i) of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-01-000002 on April 6, 2001.
2	Amendment No. 1, effective August 23, 2003, to By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(viii) of Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-03-000312 on May 1, 2003.
3	Amendment No. 2, effective August 25, 2003, to the By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(ix) of Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001056288-04-000265 on April 29, 2004.
4	Amendment No. 3, effective September 21, 2004, to the By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(x) of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-05-000178 on April 29, 2005.
5	Amendment Nos. 4 and 5, effective August 18, 2005 and January 1, 2006, respectively, to the By-Laws, effective April 2, 1999, are incorporated herein by reference to Exhibit (b)(v) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-06-000545 on April 28, 2006.
6	Amendment No. 6, effective August 17, 2007, to the By-Laws, effective April 2, 1999, is incorporated herein by reference to Exhibit (b)(6) of Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0001318148-08-000651 on April 29, 2008.

(c)	See Article III and Article VIII of the Amended and Restated Agreement and Declaration of Trust, as amended, which has been incorporated by reference in Exhibits (a)(1)-(a)(4) to this Registration Statement.

(d)
1	Investment Management and Administration Agreement, dated XX, between the Registrant and Passport Research, Ltd., to be filed by amendment.
2	Investment Sub-Advisory and Sub-Administration Agreement, dated XX, between Passport Research, Ltd., Federated Investment Management Company, Federated Administrative Services and the Registrant, to be filed by amendment.
3	Expense Limitation Agreement, dated XX, between the Registrant and Passport Research, Ltd., to be filed by amendment.

(e)	Distribution Agreement, dated XX, between the Registrant and Edward D. Jones & Co., L.P., to be filed by amendment.

(f)	Not applicable

(g)	Custodian Agreement, dated XX, between the Registrant and State Street Bank and Trust Company, to be filed by amendment.

(h)
1	Shareholder Services Agreement, dated XX, between the Registrant and Edward D. Jones & Co., L.P., to be filed by amendment.
2	Shareholder Services Plan, dated XX, to be filed by amendment.
3	Agreement for Transfer Agency Services, dated XX, between the Registrant and Edward D. Jones & Co., L.P., to be filed by amendment.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm, XX, to be filed by amendment.

(k)	Not Applicable

(l)	Initial Capital Understanding is incorporated herein by reference to Exhibit (b)(13) of Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 002-66437), filed with the SEC via EDGAR Accession No. 0000314650-95-000003 on April 20, 1995.

(m)	Distribution Plan, dated XX, to be filed by amendment.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan, dated XX, including Schedules and Certificates of Class Designation thereto, to be filed by amendment.

(o)	Not applicable.

(p)	Not applicable.

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification

The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative, or investigative, and any appeal therefrom, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31 Business and Other Connections of Investment Adviser:

Passport is the investment adviser for the Registrant. The principal address of Passport is 12555 Manchester Road, St. Louis Missouri 63131. Passport is an investment adviser registered under the Investment Advisers Act of 1940 and is an indirect wholly owned subsidiary of Jones Financial Companies, L.L.L.P. Except as set forth below, to the knowledge of the Registrant none of the directors/trustees or officers of Passport is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Jones Financial Companies, L.L.L.P. and its subsidiaries.

[To be updated by amendment]

Federated Investment Management Company (“Federated”) is a sub-adviser for the Registrant. The principal address of Federated is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Federated Investors, Inc. Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated, Federated Investors, Inc. and its subsidiaries.

[To be updated by amendment]

Item 32 Principal Underwriters:
(a) [To be updated by amendment]

(b) [To be updated by amendment]

(c) Not Applicable

Item 33 Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

[To be updated by amendment]

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Edward Jones Money Market Fund, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 14th day of October, 2016.

EDWARD JONES MONEY MARKET FUND
BY: /s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Edward C. Bartley Edward C. Bartley, Assistant Secretary	Attorney In Fact For the Persons Listed Below	October 14, 2016
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney